SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported): July 12, 1999

                              MICROLOG CORPORATION
             (Exact name of registrant as specified in its charter)

            VIRGINIA                    0-14880              52-0901291
  (State or other jurisdiction        (Commission          (IRS Employer
        of incorporation)             File Number)     Identification Number)

                              20270 GOLDENROD LANE
                         GERMANTOWN, MARYLAND 20876-4070
              (Address of principal executive offices) (Zip Code)

  Registrant's telephone number, including area code: (301) 428-9100

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

         (A)  PREVIOUS INDEPENDENT ACCOUNTANT

         On July 12, 1999, Microlog Corporation (the "Registrant") dismissed Pricewaterhouse-Coopers LLP ("PWC") as its independent accountant.

         PWC's reports on the Registrant's financial statements for the fiscal years ended October 31, 1998 and 1997 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle. However, such reports contained an explanatory paragraph relating to the Company's ability to continue as a going concern.

         The decision to dismiss PWC was approved by the Audit Committee and the Board of Directors of the Registrant.

         In connection with the audits of the financial statements of the Registrant for the fiscal years ended October 31, 1998 and 1997, and for the period from November 1, 1998 through July 12, 1999, the Registrant had no disagreements with PWC on matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PWC, would have caused PWC to make reference to such disagreements in their report on the Registrant's financial statements for such years.

         The Registrant has requested that PWC furnish it with a letter addressed to the SEC stating whether or not it agrees with the statements contained in this Item 4(a). A copy of that letter, dated July 16, 1999, is filed as Exhibit 16 to this Form 8-K and incorporated herein by reference.

         (B)  NEW INDEPENDENT ACCOUNTANT

         The Registrant engaged Grant Thornton LLP as its new independent accountant as of July 12, 1999. The decision to engage Grant Thornton LLP was approved by the Audit Committee and Board of Directors of the Registrant.

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

              (c)  Exhibits.

                   16. Letter, dated July 16, 1999, concerning the change in the Registrant's Certifying Accountant.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               MICROLOG CORPORATION

Date:  July 16, 1999                           By:   /s/  Steven R. Delmar
                                                    -------------------------
                                                    Steven R. Delmar,
                                                    Executive Vice President and
                                                    Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit                          Description                                Page
-------                          -----------                                ----

  16.       Letter, dated July 16, 1999,  concerning the change in the
            Registrant's Certifying Accountant.                               5
















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